UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2009

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JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK 10017
(Address, including zip code, of principal executive office)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

            As previously announced, on August 4, 2009 JPMorgan Chase & Co. (the "Company") launched an offer to purchase (the "Offer") any and all guaranteed capital debt securities (collectively, the "capital securities") issued by seven wholly owned Delaware statutory trusts ("issuer trusts"), specifically: (i) the Global Floating Rate Capital Securities, Series B, issued by Chase Capital II, (ii) the Floating Rate Capital Securities, Series C, issued by Chase Capital III, (iii) the Floating Rate Capital Securities, Series F, issued by Chase Capital VI, (iv) the Floating Rate Capital Securities, Series M, issued by JPMorgan Chase Capital XIII, (v) the Floating Rate Capital Securities, Series U, issued by JPMorgan Chase Capital XXI ("Capital XXI"), (vi) the Floating Rate Capital Securities, Series W, issued by JPMorgan Chase Capital XXIII ("Capital XXIII") and (vii) the Floating Rate Preferred Securities issued by First Chicago NBD Capital I ("NBD Capital"). The Offer expired at 11:59 p.m. on August 11, 2009.

            As described in the offer to purchase for the Offer, following the Company's purchase of capital securities pursuant to the Offer, the Company merged each issuer trust (other than NBD Capital) into a new Delaware statutory trust, and amended the trust agreement governing NBD Capital, in each case as permitted by the terms of the issuer trusts' governing documents, to facilitate the retirement of the capital securities acquired by the Company in the Offer. Following the mergers and the amendment, the capital securities acquired by the Company in the Offer (and a like amount of junior subordinated deferrable interest debentures of the Company held by the respective issuer trusts) were retired and canceled.

            Neither the mergers nor the amendment affected the terms of the capital securities that were not tendered in the Offer and that remain outstanding.

            In connection with the mergers of issuer trusts Capital XXI and Capital XXIII, the Company entered into (1) a Supplement, dated as of August 27, 2009 (the "Capital XXI Supplement"), to the Replacement Capital Covenant, dated as of February 2, 2007, of the Company for Capital XXI, in favor and for the benefit of each Covered Debtholder (as defined therein), and (2) a Supplement, dated as of August 27, 2009 (the "Capital XXIII Supplement"), to the Replacement Capital Covenant, dated as of May 24, 2007, of the Company for Capital XXIII, in favor and for the benefit of each Covered Debtholder (as defined therein). The Capital XXI Supplement and the Capital XXIII Supplement provide that the Replacement Capital Covenants of Capital XXI and Capital XXIII, respectively, continue to apply to the capital securities issued by the issuer trusts that are the successors in interest to Capital XXI and Capital XXIII. The Capital XXI Supplement and the Capital XXIII Supplement are filed as Exhibits 4.1 and 4.2, respectively, to this Report on Form 8-K and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

        (d)        Exhibits.

          4.1.          Supplement, dated as of August 27, 2009, to the Replacement Capital Covenant, dated as of February 2, 2007, of JPMorgan Chase & Co., in favor of and for the benefit of each Covered Debtholder (as defined in the Replacement Capital Covenant).

          4.2.          Supplement, dated as of August 27, 2009, to the Replacement Capital Covenant, dated as of May 24, 2007, of JPMorgan Chase & Co., in favor of and for the benefit of each Covered Debtholder (as defined in the Replacement Capital Covenant).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

By:     /s/Anthony J. Horan
Name: Anthony J. Horan
Title: Corporate Secretary

Date: September 1, 2009

EXHIBIT 4.1

            Supplement, dated as of August 27, 2009 (this "Supplement"), to the Replacement Capital Covenant, dated as of February 2, 2007 (the "Replacement Capital Covenant"), by JPMorgan Chase & Co., a Delaware corporation (together with its successors and assigns, the "Company"), in favor of and for the benefit of each Covered Debtholder. Capitalized terms used and not defined herein shall have the meanings given thereto in the Replacement Capital Covenant.

Recitals

            A.          Pursuant to an Agreement of Merger, dated as of August 27, 2009 (the "Agreement of Merger"), between the Trust and New JPMorgan Chase Capital XXI, a Delaware statutory trust (the "New Trust"), and a Certificate of Merger filed with the Secretary of State of the State of Delaware on August 27, 2009 (the "Effective Date"), the Trust merged with and into the New Trust at the Effective Date and each Capital Security issued and outstanding immediately prior to the Effective Date was converted at the Effective Date into one Floating Rate Capital Security, Series U (Liquidation Amount $1,000 per capital security) of the New Trust (the "New Trust Capital Securities").

            B.          The Company desires to supplement the Replacement Capital Covenant as set forth herein so that it will apply to the New Trust Capital Securities with effect from and after the Effective Date.

            C.          The Company has determined that this Supplement is not adverse to the Holders of the Covered Debt.

            D.          The Company is entering into and disclosing the contents of this Supplement in the manner provided in the Replacement Capital Covenant with the intent that the covenants provided for in the Replacement Capital Covenant, as amended by this Supplement, be enforceable by each Covered Debtholder and that the Company be estopped from disregarding the covenants in the Replacement Capital Covenant, as amended by this Supplement, in each case to the fullest extent permitted by applicable law.

            E.          The Company acknowledges that reliance by each Covered Debtholder upon the covenants in the Replacement Capital Covenant, as amended by this Supplement, is reasonable and foreseeable by the Company and that, were the Company to disregard its covenants in the Replacement Capital Covenant, as amended by this Supplement, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

            NOW, THEREFORE, the Company hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder:

            SECTION 1.          Amendment. Upon the effectiveness of this Supplement, the term "Securities" as defined in the Replacement Capital Covenant shall include the New Trust Capital Securities.

            SECTION 2.          Effectiveness. This Supplement shall become effective upon the delivery to the Holders of the Covered Debt by an officer of the Company, in the manner provided for in the indenture with respect to the Covered Debt, of a certificate stating that, in his or her determination, this Supplement is not adverse to the Holders of the Covered Debt.

            SECTION 3.          Miscellaneous. (a) This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

            (b)          This Supplement shall not constitute an amendment or waiver of any other provisions of the Replacement Capital Covenant, except as expressly referred to herein. Except as expressly amended hereby, the provisions of the Replacement Capital Covenant shall remain in full force and effect.

            IN WITNESS WHEREOF, the Company has caused this Supplement to be executed by its duly authorized officer, as of the day and year first above written.

JPMORGAN CHASE & CO.

By:     /s/  Norma C. Corio
Name:      Norma C. Corio
Title:        Treasurer

EXHIBIT 4.2

            Supplement, dated as of August 27, 2009 (this "Supplement"), to the Replacement Capital Covenant, dated as of May 24, 2007 (the "Replacement Capital Covenant"), by JPMorgan Chase & Co., a Delaware corporation (together with its successors and assigns, the "Company"), in favor of and for the benefit of each Covered Debtholder. Capitalized terms used and not defined herein shall have the meanings given thereto in the Replacement Capital Covenant.

Recitals

            A.          Pursuant to an Agreement of Merger, dated as of August 27, 2009 (the "Agreement of Merger"), between the Trust and New JPMorgan Chase Capital XXIII, a Delaware statutory trust (the "New Trust"), and a Certificate of Merger filed with the Secretary of State of the State of Delaware on August 27, 2009 (the "Effective Date"), the Trust merged with and into the New Trust at the Effective Date and each Capital Security issued and outstanding immediately prior to the Effective Date was converted at the Effective Date into one Floating Rate Capital Security, Series W (Liquidation Amount $1,000 per capital security) of the New Trust (the "New Trust Capital Securities").

            B.          The Company desires to supplement the Replacement Capital Covenant as set forth herein so that it will apply to the New Trust Capital Securities with effect from and after the Effective Date.

            C.          The Company has determined that this Supplement is not adverse to the Holders of the Covered Debt.

            D.          The Company is entering into and disclosing the contents of this Supplement in the manner provided in the Replacement Capital Covenant with the intent that the covenants provided for in the Replacement Capital Covenant, as amended by this Supplement, be enforceable by each Covered Debtholder and that the Company be estopped from disregarding the covenants in the Replacement Capital Covenant, as amended by this Supplement, in each case to the fullest extent permitted by applicable law.

            E.          The Company acknowledges that reliance by each Covered Debtholder upon the covenants in the Replacement Capital Covenant, as amended by this Supplement, is reasonable and foreseeable by the Company and that, were the Company to disregard its covenants in the Replacement Capital Covenant, as amended by this Supplement, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

            NOW, THEREFORE, the Company hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder:

            SECTION 1.          Amendment. Upon the effectiveness of this Supplement, the term "Securities" as defined in the Replacement Capital Covenant shall include the New Trust Capital Securities.

            SECTION 2.          Effectiveness. This Supplement shall become effective upon the delivery to the Holders of the Covered Debt by an officer of the Company, in the manner provided for in the indenture with respect to the Covered Debt, of a certificate stating that, in his or her determination, this Supplement is not adverse to the Holders of the Covered Debt.

            SECTION 3.          Miscellaneous. (a) This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

            (b)          This Supplement shall not constitute an amendment or waiver of any other provisions of the Replacement Capital Covenant, except as expressly referred to herein. Except as expressly amended hereby, the provisions of the Replacement Capital Covenant shall remain in full force and effect.

            IN WITNESS WHEREOF, the Company has caused this Supplement to be executed by its duly authorized officer, as of the day and year first above written.

JPMORGAN CHASE & CO.

By:     /s/  Norma C. Corio
Name:      Norma C. Corio
Title:        Treasurer